SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: May 27, 2003


                            INDUSTRIAL MINERALS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                         000-30651                 06-1474412
--------                         -------                   ----------
(State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)             Identification No.)
 incorporation)


      One Dundas Street West, Suite 2500, Toronto, Ontario, Canada M5G 1Z3
                     --------------------------------------
                                (Current Address)

       Registrant's Telephone Number, Including Area Code: (416) 979-4621
                                  -------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         The officers and directors of the Company approved a resolution to forward split the common shares of the Company on a two shares for one basis effective June 13, 2003, and a majority of the shareholders have indicated their written consent to such action.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None.


ITEM 5. OTHER EVENTS

        None.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

        None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

         Financial Statements:                             None
         Consolidated Pro Forma Financial Statements:      None
         Exhibits:                                         None

ITEM 8.  CHANGE IN FISCAL YEAR

          None.


ITEM 9.  REGULATION FD DISCLOSURE.

          None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2003
                                        Industrial Minerals, Inc.



                                        By:/s/John Melnyk
                                        ________________________
                                        John Melnyk, CFO & Secretary